77Q1(e)(7)


Subadvisory Agreement between American Century Investment Management, Inc. and MAST Capital Management, LLC, effective as of March 10, 2015 (filed electronically as Exhibit d12 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference.)